Certifications

I, James R. Solakian, Chief Executive and Financial Officer certify that:

1. I have reviewed this quarterly report on Form 10-QSB of ORS
Automation, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures
(as defined in
Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     a) designed such disclosure controls and procedures to
ensure that    material information relating to the registrant,
including its  consolidated subsidiaries, is made known to us by
others within those      entities, particularly during the period
in which this quarterly report is  being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report; and

     c) presented in this quarterly report our conclusions about the  effectiveness of the disclosure controls and procedures
based on our   evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation
of internal    controls which could adversely affect the
registrant's ability to record,    process, summarize and report
financial data and have identified for the   registrant's
auditors any material weaknesses in internal controls; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                               12
 June 30, 2003



          /s/ James R. Solakian




          James R. Solakian
          Chief Executive and Financial Officer



















































                               13
Certification of Chief Financial Officer:

I, James R. Solakian, certify, as required by Section 302 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1. I have reviewed this quarterly report on Form 10-QSB of ORS
Automation, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 15d-14) for the registrant and I have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including itsconsolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report; and

     c) presented in this quarterly report my conclusions about the  effectiveness of the disclosure controls and procedures
based on our   evaluation as of the Evaluation Date;

5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the registrant's board of directors (which performs the equivalent function):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


August 12, 2003


/s/ James R. Solakian





James R. Solakian
Chief Financial Officer
                               14
                          Exhibit 99.1

                    Certification Pursuant To
                     18 U.S.C. Section 1350,
                     As Adopted Pursuant To
          Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of ORS Automation, Inc.
(the
"Company") on Form 10-QSB for the quarter and six months ending June 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, James R. Solakian, President, Chief Executive Officer and Principal Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of
          Section 13(a) or (d) of the Securities Exchange Act of
          1934;
and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                   /s/ James R. Solakian


                                   James R. Solakian
                                   Chief Executive Officer
                                   and Principal Financial
                                   Officer

                                   Dated: August , 2003































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